Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the accompanying Amendment No. 1 to the annual report on Form 10-K of Phoenix Technologies, Ltd. for fiscal year ended September 30, 2008 (the “Report”), I, Richard W. Arnold, Chief Operating Officer and Chief Financial Officer of Phoenix Technologies, Ltd., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Phoenix Technologies Ltd.

June 1, 2009 Date	By:	/s/ RICHARD W. ARNOLD Richard W. Arnold
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)